Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
The Company has evaluated subsequent events through August 2, 2022, which represents the date on which the Consolidated Financial Statements were issued.
On March 21, 2022, the Company entered into a definitive agreement to sell its Global Enterprise Solutions (GES) business to SES Government Solutions, Inc., a wholly-owned subsidiary of SES S.A., for $450 million in cash. GES, which was part of the ASC segment for all periods reported, provides commercial satellite communications to the U.S. Government and delivers satellite communications and security solutions to customers worldwide. SES S.A. has guaranteed the payment of the purchase price and performance of all other obligations of SES Government Solutions, Inc. under the agreement. The transaction was completed on August 1, 2022.
In February 2022, the Leonardo DRS Board of Directors approved the strategic initiative to divest of the Company’s interest in AAC. On April 19, 2022, we entered into a definitive sales agreement to divest our share of our current equity investment in Advanced Acoustic Concepts (AAC) to Thales Defense & Security, Inc (TDSI), the minority partner in the Joint Venture. The sale was completed on July 8, 2022.
On June 21, 2022, the Company entered into a definitive agreement with RADA Electronic Industries Ltd., a leading provider of advanced software-defined military tactical radars, to merge and become a combined public company. Upon closing of the transaction, which is expected in the fourth quarter of 2022, RADA will become a wholly-owned subsidiary of Leonardo DRS.